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              HARBOR FEDERAL SAVINGS BANK
              DEFERRED COMPENSATION PLAN

            _______________________________

                    1998 AMENDMENT
            _______________________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") maintains the Harbor Federal Savings Bank Deferred Compensation Plan (the "Plan"), and Article VII of the Plan permits the Bank's Board of Directors (the "Board") to amend the Plan without the consent of participants where they are not adversely affected by the amendment; and

     WHEREAS, the Board has determined that the Plan should be amended in the manner provided herein; and

     WHEREAS, the Board has determined that this amendment does not adversely affect Plan participants and therefore may be adopted with their consent.

     NOW, THEREFORE, pursuant to Article VII of the Plan, the Plan is hereby amended as follows effective March 30, 1998:

     1. The Deferred Compensation Plan shall be amended by replacing "Harbor Federal Savings Bank Association" with "Harbor Federal Savings Bank" and by replacing "Association" with "Bank" wherever these terms appear in the document.

     2. Article IV of the Plan shall be amended by revising its first sentence in its entirety:

     except that, following a "change in control" within the meaning of Section 7.01(c) of the Association's Management Recognition Plan "A," the Participant's account will be paid to the Participant (or his estate) in accordance with the terms of Exhibit "A" unless the Participant has filed a valid Special Distribution Election in the form attached hereto as Exhibit "B." Special Distribution Elections must be received by the Bank at least 90 days before the closing date of a change in control in order to be effective.

     3. Article V of the Plan is amended by adding the following paragraph at the end thereof:

     If a Participant elects in accordance with Harbor Federal Bancorp's 1995 Stock Option and Incentive Plan (the "Option Plan") to have his Account credited with a Phantom Stock Option, the Phantom Stock Option shall be subject to the exercise and distribution provisions of the Option Plan and any provisions of the Plan that are not consistent therewith.

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     4.   Article VI of the Plan shall be amended by adding the
following sentence immediately at the end thereof:

     A Special Distribution Election made by a Participant pursuant to Article IV may be changed by the Participant at any time and from time to time prior to the date (the "Deadline") 90 days before a change in control (within the meaning of Article IV), and shall become irrevocable on such Deadline, except that the Participant may at any time change a designation of a beneficiary and term of payments for death benefits.

     5. Exhibit "B" of the Plan shall be implemented in the form attached hereto.

     6. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than stated above.

     WHEREFORE, the undersigned hereby executes this 1998
Amendment on March 30, 1998.


                             HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Carol Erpenstein          By /s/ Robert A. Williams
--------------------             -------------------------
                                 Its Chairman of the Board


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           THE HARBOR FEDERAL SAVINGS BANK
             DEFERRED COMPENSATION PLAN

          ___________________________________

           1998 AMENDMENT TO TRUST AGREEMENT
          ___________________________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") maintains the Harbor Federal Savings Bank Deferred Compensation Plan (the "Plan"), and has entered into a trust agreement under the Plan ("Trust Agreement") with Gideon N. Stieff, Jr. (the "Trustee"); and

     WHEREAS, the Bank's Board of Directors and the Trustee have determined that it is in their respective best interests to amend the Trust Agreement in the manner set forth herein.

     NOW, THEREFORE, effective March 30, 1998, the Trust
Agreement shall be amended as follows,  pursuant  to Section
12(a)  thereof:

     1. The Deferred Compensation Plan Trust Agreement shall be amended by replacing "Harbor Federal Savings Bank
Association" with "Harbor Federal Savings Bank" and by replacing
"Association" with "Bank" wherever these terms appear in the document.

     2. Section 2 of the Trust Agreement shall be amended by adding subsection (d) immediately at the end thereof to provide as follows:

          (d) Upon a change in control within the meaning of the Plan, the Bank shall, as soon as possible but in no event more than ten business days after the change in control, make an irrevocable contribution to this Trust in an amount that is projected to provide the Trust with sufficient funds to pay each Beneficiary the benefits to which he or she is entitled pursuant to the Plan as in effect on the date of the change in control.

     3. Section 10 of the Trust Agreement shall be amended by adding the following paragraph immediately at the end thereof:

          Notwithstanding the foregoing, if the Trustee resigns or is removed following a Change in Control, the Trustee that has resigned or is being removed shall appoint as its successor a third party financial institution that has trust powers, is independent of and unrelated to the entity that has acquired or otherwise obtained control of the Bank, and is agreed to in writing by 80% of the Trust Beneficiaries.

     4. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Trust Agreement other than stated above.

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1998 Amendment to
Deferred Compensation Plan Trust Agreement
Page 2


     WHEREFORE, the undersigned hereby execute this 1998
Amendment on March 30, 1998.



                              HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Dana Miller               By /s/ Robert A. Williams
--------------------             -------------------------
                                 Its Chairman of the Board



                              TRUSTEE
Witnessed by:


/s/ Barbara Therres           /s/ Gideon N. Stieff, Jr.
--------------------          -------------------------